                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.  )

Filed by the Registrant [_]

Filed by a Party other than the Registrant [X]

Check the appropriate box:

[_] Preliminary Proxy Statement            [_] Confidential, for Use of the
                                               Commission Only (as permitted by
[X] Definitive Proxy Statement                 Rule 14a-6(e)(2))

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                             Donnelly Corporation
    ------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No Filing Fee Required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    --------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

    --------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    --------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

    --------------------------------------------------------------------------

    (5) Total fee paid:

    --------------------------------------------------------------------------

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    --------------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:

    --------------------------------------------------------------------------

    (3) Filing Party:

    --------------------------------------------------------------------------

    (4) Date Filed:

    --------------------------------------------------------------------------

Notes:

[LOGO OF DONNELLY]

-------------------------------------------------------------------------------

PRINCIPAL CORPORATE OFFICES:                  PLACE OF MEETING:
49 West Third Street                          Donnelly Corporation
Holland, Michigan 49423-2813                  49 West Third Street
                                              Holland, Michigan 49423-2813

April 3, 2000

-------------------------------------------------------------------------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          To be held on May 16, 2000

To Our Shareholders:

  The Annual Meeting of Shareholders of Donnelly Corporation, will be on Tuesday, May 16, 2000, at 9:15 a.m. (local time), at the Company's offices at 49 West Third Street, Holland, Michigan, to elect ten (10) directors as set forth in the Proxy Statement and to transact such other business as may properly come before the meeting or at any adjournment thereof.

  The Board of Directors has fixed the close of business on March 20, 2000 as the record date for the Annual Meeting. Only shareholders of record at that time will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.

  It is important that your shares be represented at the Annual Meeting, even if you cannot attend the Annual Meeting and vote your shares in person. Shareholders of record can vote their shares by marking your votes on the enclosed proxy card, signing, dating and mailing the proxy card in the enclosed envelope, which requires no postage if mailed in the United States. The return of the enclosed proxy will not affect your right to vote if you attend the Annual Meeting in person, as your proxy is revocable at your option.

                                          By Order of the Board of Directors,
                                          /s/ Maryam Komejan
                                          Maryam Komejan
                                          Secretary

                                                           Dated: April 3, 2000

                             DONNELLY CORPORATION
                             49 West Third Street
                            Holland, Michigan 49423

                               ----------------

                                Proxy Statement
                                      For
                        Annual Meeting of Shareholders
                          To be held on May 16, 2000

                               ----------------

                              GENERAL INFORMATION

  This Proxy Statement is furnished to the shareholders of Donnelly Corporation in connection with the solicitation by the Board of Directors of proxies to be used at the Annual Meeting of Shareholders (the "Annual Meeting") which will be held at the Company's offices at 49 West Third Street, Holland, Michigan on May 16, 2000, at 9:15 a.m., local time. It is anticipated that this Proxy Statement and proxy will first be mailed to the Company's shareholders on or about April 3, 2000.

  The Company's Annual Report on Form 10-K (including certified financial statements) ("Annual Report") for the six-month period ending December 31, 1999 is accompanying this Proxy Statement. The Annual Report is not part of the proxy solicitation material.

Change in Fiscal Year

  In April 1999, effective July 4, 1999, the Company changed the date for the end of its fiscal year from the Saturday nearest June 30 to December 31.

Voting of Proxies

  Your vote is important. Shares can be voted at the Annual Meeting only if you are present in person or represented by proxy. Even if you plan to attend the meeting, you are urged to sign, date and return the accompanying proxy card.

  When the enclosed proxy card is properly signed, dated and returned, the shares represented by the proxy will be voted in accordance with your directions. You can specify your voting instructions by marking the appropriate box on the proxy card. If your proxy card is signed and returned without specific voting instructions, your shares of Donnelly Corporation common stock will be voted FOR the nominees named by the Board of Directors as set forth in this Proxy Statement. Abstentions marked on the proxy card have the effect of being voted "against" the directors' proposal but are counted in the determination of a quorum. Shares not voted at the meeting, whether by broker non-vote or otherwise, will not be treated as votes cast at the meeting. Votes cast at the meeting and submitted by proxy will be tabulated by the Company's transfer agent, The Bank of New York.

  You may revoke your proxy at any time before it is voted at the meeting by delivering a written notice of revocation to the secretary of the Company, executing and delivering a proxy of later date, or attending the meeting and voting in person. Attendance at the meeting does not automatically act to revoke a proxy.

Votes Required

  The close of business on March 20, 2000 has been fixed as the record date for determination of holders of Company common stock entitled to notice of and to vote at the Annual Meeting. On that date, there were outstanding 6,016,523 shares of Class A Common Stock of the Company, each having one vote per share and 4,136,889 shares of Class B Common Stock each having ten (10) votes per share. The shares of Class B Common Stock are limited in their transferability but are convertible on a share for share basis into Class A Common Stock. Holders of shares of Class A Common Stock, as a class, are entitled to elect one-quarter (rounded up) of the directors to be elected at each meeting held for the election of directors. Holders of Class B Common Stock elect, as a class, the directors not elected by the shares of Class A Common Stock. Holders of shares of Class B Common Stock have cumulative voting rights in the election of directors. See "Nominees for Election as Directors."

  The presence, either in person or by proxy, of persons entitled to cast a majority of such votes constitutes a quorum for the transaction of business at the Annual Meeting. Abstentions and broker no-votes on returned proxies are counted as shares present in the determination of whether the shares of stock represented at the Annual Meeting constitute a quorum. A broker "non-vote" occurs when a nominee holding shares of the Company's Class A Common Stock for a beneficial owner does not vote on a particular item and has not received instructions from the beneficial owner.

Solicitation of Proxies

  The Company will bear the cost of the solicitation. In addition to solicitation by mail, the Company will request banks, brokers and other custodian nominees and fiduciaries to supply proxy material to the beneficial owners of Company common stock of whom they have knowledge, and will reimburse them for their expenses in so doing; and some regular employees of the Company, not specially employed for the purpose, may solicit proxies, without additional remuneration therefor, by personal interview, mail, telephone or telegraph.

Relationship With Independent Public Accountants

  Since 1944, BDO Seidman LLP has served as the Company's independent public accounting firm. It is expected that representatives of BDO Seidman will be present at the annual meeting. They will be given an opportunity to make a statement if they desire to do so, and it is expected that they will be available to respond to appropriate questions. It is anticipated that the Company's Audit Committee will select the Company's auditors before the end of this calendar year.

Shareholder Proposals for 2001 Annual Meeting

  Shareholder proposals intended to be presented at the Company's 2001 Annual Meeting of Shareholders must be received by the Company's Corporate Secretary no later than December 4, 2000. Such proposals must meet the requirements set forth in the rules and regulations of the Securities and Exchange Commission in order to be eligible for inclusion in the proxy statement for the Company's 2001 Annual Meeting of Shareholders.

Other Matters to Come Before the Meeting

  The Board of Directors does not know of any matters which will be brought before the 2000 Annual Meeting of Shareholders other than those specifically set forth in the notice of meeting. If any other matters are properly introduced at the meeting for consideration, including, among other things, consideration of a motion to adjourn the meeting to another time or place, the individuals named on the enclosed proxy card will have discretion to vote in accordance with their best judgment.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

  The following table sets forth as of March 20, 2000 (the "Record Date") information concerning persons known to management who may be deemed to be beneficial owners of more than 5% of either class of the Company's common stock. Unless otherwise specified, the address for each of them is 49 West Third Street, Holland, Michigan, 49423.

                          Amount and Nature
                                 of                                    Percent of
  Name and Address of        Beneficial             Percent of Each      Common
    Beneficial Owner          Ownership             Class of Stock       Equity
----------------------------------------------------------------------------------
                           Class A      Class B     Class A    Class B
                          ---------     -------     -------    -------
Bank One Corporation....    394,997(1)  592,385(1)    6.6%      14.3%      9.7%
200 Ottawa Avenue
Grand Rapids, Michigan
 49503
Dimensional Fund
 Advisors Inc...........    405,325(2)      --        6.7        --        4.0
1299 Ocean Avenue, 11th
 Floor
Santa Monica, California
 90401
Heartland Advisors,
 Inc....................  1,455,500(3)      --       24.2        --       14.3
790 North Milwaukee
 Street
Milwaukee, Wisconsin
 53202
Investment Counselors of
 Maryland, Inc..........    427,000(4)      --        7.1        --        4.2
803 Cathedral Street
Baltimore, Maryland
 21201
Putnam Investments,
 Inc....................    401,812(5)      --        6.7        --        4.0
One Post Office Square
Boston, Massachusetts
 02109
Anne H. Copps...........        --      240,962(6)    --         5.8       2.4
Bernard P. Donnelly,
 Jr.....................     10,542(7)  404,046(7)     *         9.8       4.1
Virginia N. Donnelly....     10,542(7)  404,046(7)     *         9.8       4.1
Katherine S. Donnelly...    224,911(8)  314,878(8)    3.7        7.6       5.3
Charles A. Krahmer......    108,019(9)  363,353(9)    1.8        8.8       4.6
Jane H. Krahmer.........    108,019(9)  363,353(9)    1.8        8.8       4.6
Gerald T. McNeive, Jr...     58,584(10) 311,890(10)    * (12)    7.5       3.6(12)
Louise H. McNeive.......     58,584(10) 311,890(10)    * (12)    7.5       3.6(12)
Marie Josephte
 Martineau..............     17,176     269,762        *         6.5       2.8
Fernande M. Pruden......    224,709(11) 299,335(11)   3.4(12)    7.2       5.2(12)
Rudolph B. Pruden.......    224,709(11) 299,335(11)   3.4(12)    7.2       5.2(12)
----------------------------------------------------------------------------------

* Denotes ownership of less than one percent

  For purposes of the following notes, shares of Class A Common Stock are referred to as "A Shares" and shares of Class B Common Stock are referred to as "B Shares."

 (1) Includes (i) 42,233 B Shares held by Bank One Corporation (the "Bank") as co-trustee of the Robert M. Leonard Trust, 43,750 B Shares as co-trustee of the B.P. Donnelly Descendants Trust, 117,577 B Shares as co-trustee of the John Donnelly Residual Trust and 388,825 B Shares held in two trusts for which the Bank serves as sole trustee, (ii) 394,997 A Shares held by Strafe & Co. acting as a nominee of the Bank as follows: 20,000 shares in the Robert M. Leonard Trust, 15,908 shares in the B.P. Donnelly Descendants Trust and 83,983 shares in the John Donnelly Residual Trust, for all of which trusts the Bank serves as co-trustee and 275,106 shares held in two trusts for which the Bank serves as sole trustee.

 (2) In a Schedule 13G, dated February 4, 2000, and delivered to the Company, Dimensional Fund Advisors Inc. ("Dimensional"), a registered investment advisor, is deemed to have beneficial ownership of 405,325 A Shares, all of which shares are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, or in series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, all of which Dimensional serves as investment manager. Dimensional disclaims beneficial ownership of all such shares.

 (3) In a Schedule 13G, dated December 31, 1999, and delivered to the Company, Heartland Advisors, Inc. ("Heartland") disclosed on behalf of its investment advisory clients that they had acquired beneficial ownership of 1,455,500 A Shares. Heartland has the sole power to dispose of all of such shares, and sole power to vote 963,200 of such shares.

 (4) In a Schedule 13G, filed February 9, 2000, and delivered to the Company, Investment Counselors of Maryland, Inc. ("Investment Counselors") disclosed on behalf of its investment advisory clients that they had acquired beneficial ownership of 427,000 A Shares. Investment Counselors has the sole power to dispose of all such shares and sole power to vote 387,000 of such shares.

 (5) In a Schedule 13G dated January 26, 1994, and delivered to the Company, Putnam Investments, Inc. ("Putnam") disclosed on behalf of its investment management subsidiaries that it had acquired beneficial ownership of 401,812 A Shares. Putnam has the sole power to dispose of all of such shares, and shared power to vote 132,062 of such shares.

 (6) Includes 240,962 B Shares owned by a trust of which Anne H. Copps is trustee.

 (7) Includes 10,542 A Shares and 404,046 B Shares owned by two trusts of which Bernard P. Donnelly, Jr. and Virginia N. Donnelly (husband and wife) are co-trustees.

 (8) Includes 83,983 A Shares and 117,577 B Shares held in the John Donnelly Residual Trust for which Katherine S. Donnelly is a co-trustee.

 (9) Includes 108,019 A Shares and 363,353 B Shares owned by two trusts of which Charles A. Krahmer and Jane H. Krahmer (husband and wife) are co-trustees.

(10) Includes (i) 43,368 A Shares and 295,486 B Shares owned by two trusts of which Gerald T. McNeive, Jr. and Louise H. McNeive (husband and wife) are co-trustees, (ii) stock options exercisable within 60 days for 3,500 A Shares owned by Gerald T. McNeive, Jr., a director of the Company and (iii) 11,716 A Shares and 16,404 B Shares as to which Louise H. McNeive is custodian for her children, and as to which Gerald T. McNeive, Jr. disclaims beneficial ownership.

(11) Includes (i) 205,192 A Shares and 282,547 B Shares owned by Fernande M. Pruden and her retirement plans and (ii) stock options exercisable within 60 days for 3,500 A Shares and 16,017 A Shares and 16,788 B Shares owned by Rudolph B. Pruden and his retirement plans. Rudolph B. Pruden is Fernande
     M. Pruden's husband and a director of the Company. Fernande M. Pruden and Rudolph B. Pruden each disclaim beneficial ownership of the other's shares.

(12) Calculated based on the number of shares outstanding plus 548,713 shares with respect to which officers and directors have the right to acquire beneficial ownership under stock options exercisable within 60 days.

  Five of the Company's directors, B. Patrick Donnelly, III, Joan E. Donnelly, Leonard, McNeive and Pruden are all descendants of, or are married to descendants of, Bernard P. Donnelly, Sr., the Company's founder, and each represents one of five family groups of such descendants (the "Donnelly Family"). John F. Donnelly, Jr., the Chief Operating Officer of the Company's European Operations, is also a descendant of Bernard P. Donnelly and is the brother of Ms. Donnelly. Each of four family groups has the ability to elect at least one director if they act together and cumulate the votes of the Class B Common Stock. The Company does not know of a family group taking such action. Members of the Donnelly Family own approximately 99% of the Class B Common Stock and approximately 26% of the Class A Common Stock of the Company. These shareholders therefore possess approximately 90% of the voting power of the Company and approximately 26% of the voting power of the Class A Common Stock. Members of the Donnelly Family may transfer shares of Class B Common Stock among themselves, enabling them to retain voting control of the Company for an extended period. Given the voting control of the Donnelly Family, the Donnelly Family could, if all or part of the family took a united position in response to attempts to acquire control of the Company through tender offers or proxy contests, effectively block any such attempts. There is no assurance that any united action would be taken.

                      NOMINEES FOR ELECTION AS DIRECTORS

  The Company's Board of Directors is currently composed of ten members. All nominees are currently directors of the Company and are up for re-election at the Annual Meeting, each to serve until the 2001 annual meeting of shareholders or until his or her successor is elected or his or her earlier resignation or removal.

  Three of the directors will be elected exclusively by the holders of the Class A Common Stock voting as a class, and the other seven directors will be elected by the holders of the Class B Common Stock voting as a class. Holders of shares of Class B Common Stock have cumulative voting rights in the election of directors. Cumulative voting rights of the Class B Common Stock entitle the holders thereof to spread their votes equally among all nominees for which they are entitled to vote or to cumulate those votes for one or any number of the nominees for which they are entitled to vote. If a holder of Class B Common Stock does not indicate on the proxy card that he or she desires to cumulate votes, the proxies will spread the votes equally among all nominees. The Board of Directors has nominated the persons set forth below for election to the Company's Board of Directors at the annual meeting.

  Holders of Class A Common Stock should complete the accompanying white proxy and holders of Class B Common Stock should complete the accompanying yellow proxy (and carefully review the instructions accompanying the yellow proxy regarding cumulative voting). Unless otherwise directed by a shareholder's proxy, it is intended that the votes cast upon exercise of proxies in the form accompanying this statement will be in favor of electing as directors for the ensuing year the nominees set forth below, all of whom are presently serving as directors.

  A plurality of the votes cast at the meeting is required to elect the nominees as directors of the Company. As such, the three individuals who receive the greatest number of votes cast by the holders of the Class A Common Stock, voting as a class, will be elected as directors and the seven individuals who receive the greatest number of votes cast by the holders of Class B Common Stock, voting as a class, will be elected as directors. If any nominee becomes unavailable for election due to circumstances not now known, the accompanying proxy will be voted for such other person to become a director as the Board of Directors so elects. The Board of Directors recommends a vote FOR the election of all persons nominated by the Board.

  The content of the following table is based upon information as of March 20, 2000 furnished to the Company by the nominees.

                                          Amount and Nature
                              Year First         of                                  Percent of
                               Became A      Beneficial           Percent of Each      Common
          Name            Age  Director       Ownership            Class of Stock    Equity (2)
-----------------------------------------------------------------------------------------------
                                         Class A (1)  Class B    Class A (2) Class B
                                         -----------  -------    ----------  -------
Nominees for Election By
 Holders of Class A
 Common Stock
John A. Borden
 (a,b,e,f,g,h)..........   66    1996        1,625        --         * %       -- %      * %
R. Eugene Goodson, Ph.D
 (a,f,g)................   64    1993        4,125        --         *         --        *
Donald R. Uhlmann, Ph.D
 (f,g,h)................   63    1978       15,562        --         *         --        *
Nominees for Election by
 Holders of Class B
 Common Stock
J. Dwane Baumgardner,
 Ph.D...................   59    1982      183,766        --        2.7        --       1.8
Arnold F. Brookstone
 (a,b,d,e)..............   69    1976       27,250        --         *         --        *
B. Patrick Donnelly, III
 (b,c,d,e)..............   55    1980       44,610(3) 139,240(3)     *         3.4      1.8
Joan E. Donnelly
 (b,c,d,e)..............   52    1987       69,081(4)  93,625(4)    1.0        2.3      1.6
Thomas E. Leonard
 (c,d,f,g,h)............   70    1967       29,750(5) 123,823(5)     *         3.0      1.5
Gerald T. McNeive, Jr.
 (c,d,f,g)..............   58    1980       58,584(6) 311,890(6)     *         7.5      3.6
Rudolph B. Pruden
 (b,c,d,e)..............   70    1984      224,709(7) 299,335(7)    3.4        7.2      5.2
-----------------------------------------------------------------------------------------------

* Denotes ownership of less than one percent.

 (a) Member Audit Committee
 (b) Member Compensation Committee
 (c) Member Stock Option Committee
 (d) Member Finance Committee
 (e) Member Human Resource Committee
 (f) Member Strategic Planning Committee
 (g) Member Technology Committee
 (h) Member Vision Committee

  For purposes of the following notes, shares of Class A Common Stock are referred to as "A Shares" and shares of Class B Common Stock are referred to as "B Shares."

(1) Includes the following number of shares with respect to which the Directors have the right to acquire beneficial ownership under stock options exercisable in 60 days: Mr. Borden--1,000; Dr. Baumgardner-- 131,438; all other Directors--3,500.

(2) Calculated based on the number of shares outstanding plus 548,713 shares with respect to which officers and directors have the right to acquire beneficial ownership under stock options exercisable within 60 days.

(3) Includes (i) 250 A Shares and 8,500 B Shares owned jointly with Mr. Donnelly's wife, Jacqueline K. Donnelly, (ii) 1,406 A Shares and 2,343 B Shares owned by Jacqueline K. Donnelly, (iii) 4,624 A Shares and 7,500 B Shares held in trust for the benefit of his children, for which Mr. Donnelly is a trustee, and (iv) 15,908 A Shares and 43,750 B Shares held in trust for the benefit of Mr. Donnelly and his brothers and sisters, for which Mr. Donnelly is a co-trustee.

(4) Includes (i) 1,178 A Shares and 1,651 B Shares owned by Joan E. Donnelly's husband, David K. Taylor as to which Ms. Donnelly disclaims beneficial ownership, and (ii) 1,952 A Shares and 2,732 B Shares held by Ms. Donnelly as custodian for her children.

(5) Includes (i) 20,000 A Shares and 42,233 B Shares held by the Robert M. Leonard Trust, for which Mr. Leonard is a co-trustee, and (ii) 11,590 B Shares owned by Mr. Leonard's wife, Ann N. Leonard, as to which Mr. Leonard disclaims beneficial ownership.

(6) See Note 10 under the caption "Voting Securities and Principal Holders Thereof."

(7) See Note 11 under the caption "Voting Securities and Principal Holders Thereof."

  Mr. Borden is an independent business consultant. From January 1996 until December 1999, he was a consultant with FTD (Florist Transworld Delivery Inc.), a worldwide communications and financial service organization; from 1988 until his retirement in December 1995, he was Executive Vice President and Chief Executive Officer of that company.

  Dr. Goodson has been an Adjunct Professor at the University of Michigan's School of Business since September 1998. From October 1997 to September 1998, he was a consultant with Oshkosh Truck Corporation, a manufacturer of specialized trucks and transport equipment; from 1990 until his retirement in October 1997, he was Chairman of the Board of Directors and Chief Executive Officer of that company.

  Dr. Uhlmann has been a Professor of Materials Science and Engineering and of Optical Science at the University of Arizona since 1986. From 1986 until 1998, he served as Chairman of the Materials Science and Engineering Department.

  Dr. Baumgardner joined the Company in 1969 and has been Chief Executive Officer since 1982, Chairman of the Board since 1986, and President since 1994. Dr. Baumgardner is a director of SL Industries, Inc. and Wescast Industries, Inc.

  Mr. Brookstone served as Executive Vice President and Chief Financial and Planning Officer of Stone Container Corporation, an international pulp and paper company, until his retirement in January 1996. Mr. Brookstone serves several Boards of Directors including Abitibi-Consolidated Inc., MFRI, Inc., and a number of privately held companies. He is also the Chairman of the Board of Trustees of the ABN AMRO Family of Mutual and Money Market Funds.

  Mr. B. Patrick Donnelly, III, has been President of Productive Solutions, LLC, a business consulting firm, since May 1998. From November 1995 to April 1998 he was Plant Manager of Ran Enterprises, an automotive parts supplier; from October 1993 through June 1995 he was Production Manager of Technical Auto Parts Inc., an automotive parts supplier. Mr. Donnelly is a director of Ottawa Financial Corporation.

  Ms. Donnelly has been Executive Director of Tohono Chul Park, a non-profit desert urban park and museum, since May 1995. From 1984 to 1995, she was a shareholder and Vice President of Tizzard, Knuttinen, Donnelly & Wright, P.C., certified public accountants.

  Mr. Leonard has been President of Grebe Consulting, a business consulting firm, since March 1998. From 1972 until his retirement in February 1998 he was President of Henry C. Grebe & Co., Inc. and Grebe Yacht Sales, Inc., a ship repair and storage business which was recently engaged in land development.

  Mr. McNeive is Senior Vice President of Finance and General Counsel for Laclede Gas Co., a natural gas distributor, since March 1998. From September 1995 through February 1998 he was Senior Vice President of Finance and Chief Financial Officer; from 1994 through August 1995 he was Vice President-Associate General Counsel of that company.

  Mr. Pruden retired in January 1995 from the National Oceanic and Atmospheric Administration (NOAA), an agency of the United States Department of Commerce. His last position, which he had held since 1985, was as chief of the audits and internal control branch in the office of the controller.

  Certain of the directors are related to each other. See "Voting Securities and Principal Holders Thereof."

  The Board of Directors, which had seven meetings in 1999, has several committees including standing Audit, Compensation and Stock Option Committees. The responsibilities of the Audit Committee, which met seven times during the last year, include making recommendations on the choice of independent public accountants, reviewing financial statements and meeting with accountants, internal auditors and management.

The Compensation Committee's responsibilities include making recommendations to the Board with respect to executive compensation and fringe benefits. The Compensation Committee met three times during 1999. A separate Stock Option Committee makes final determinations with respect to the award of stock options. The Stock Option Committee met two times in 1999. The Company has no nominating committee. Each director of the Company attended at least 75% of the aggregate number of meetings of the Board and the total number of meetings of all committees of the Board on which such director served during 1999.

                           COMPENSATION OF DIRECTORS

  Retirement Plan for Outside Directors. On September 21, 1992 the Board of Director of the Company adopted a retirement plan for directors of the Company who are not employees of the Company (the "Retirement Plan for Outside Directors"). This plan provides directors who are not employees of the Company ("Outside Directors") with a retirement benefit based on their years of service as a director of the Company and the annual directors' retainer fees at the time of their retirement from the Board of Directors. The retirement benefits begin after an Outside Director retires from the Board or reaches age 70, whichever date is later. The annual benefits under the plan are equal to the annual directors' fees at the time of their retirement from the Board and are payable in quarterly installments. Alternatively, a director may request a lump-sum distribution. Effective August 21, 1998, the Board of Directors amended the Retirement Plan for Outside Directors to provide that retirement benefits continue for a period equal to the length of service on the Board through 1998 or 35 years, whichever period is shorter, to provide that directors joining the Board of Directors after 1997 will not be eligible to participate in the plan and to provide that current directors who are participating in the plan will not receive credit for years of service after 1998.

  The retirement plan for outside directors is not a qualified plan under the Internal Revenue Code and is not funded. Payments under the plan will be made from the general assets of the Company.

  Director Compensation. The directors of the Company, other than salaried employees of the Company, receive an annual retainer fee of $20,000, an annual retainer fee of $1,000 for each committee of which they are a member, $1,000 per meeting of the Board of Directors and $800 per meeting of committees thereof which they attend. Chairs of committees receive an additional $400 per respective committee meeting they chair.

  Director fees may be voluntarily deferred under an unfunded deferred director fee plan. Directors who are not employees of the Company are also granted stock options under the Company's Non-employee Director Stock Option Plan. Pursuant to the Plan, options are granted on the second Wednesday of each August for 2,000 shares of Class A Common Stock. The exercise price of these nonqualified options equals the fair market value of the Company's Class A Common Stock on the date of grant. During calendar year 1999, options covering an aggregate of 18,000 shares were granted to the Company's non-employee directors at an exercise price per share of $15.4375.

  All directors are reimbursed for out-of-pocket expenses incurred in attending meetings of the Board of Directors and of committees thereof. Directors who are employees of the Company are not compensated for their service on the Board.

                      COMPENSATION OF EXECUTIVE OFFICERS

Committee Report on Executive Compensation

  The Compensation Committee of the Board of Directors (the "Committee"), comprised in calendar 1999 of, B. Patrick Donnelly, III, chair of the Committee, John A. Borden, Arnold F. Brookstone, Joan E. Donnelly, and Rudolph
B. Pruden, is responsible for the recommendation to the Board of Directors for the Board's approval and establishment of the level and manner of compensation of the Company's executive officers

("Executive Officers"). The Committee recommends to the Board of Directors the compensation policies and practices of the Company utilized in establishing the compensation of all employees. This is reflective of the Company's long time commitment to the participative management process and the resulting emphasis on the collective efforts and achievements of all employees of the Company.

  Compensation Philosophy. The Company's and the Committee's approach to compensation is to further the Company's policy and practice of empowering its employees, working individually and as a team, to achieve personal and collective goals. The Company's compensation policies are intended to be competitive in the marketplace, reward the achievement of annual and long-term goals, both personal and corporate, as well as to encourage excellent performance.

  Compensation Policies and Programs. For calendar year 1999, the Company's compensation programs consisted of cash compensation (including salary and bonus), stock options, defined contribution and defined benefit retirement plans. Each year, the Company utilizes external wage surveys to determine the total compensation levels of employees performing similar roles with organizations of similar size and like function. These pay ranges are then used to establish a base level of compensation and amounts that may be paid under performance standards. The composite performance standards are comprised of financial performance standards as well as non-financial goals. Financial performance standards measure levels of return on assets, improvements in earnings per share and pre-tax income. The performance of Dr. Baumgardner, Messrs. Reed and Scaffede was measured against company-wide standards. For fiscal 1999 the performance of Mr. Donnelly was measured primarily by the Company's European operations business performance and Mr. Viola was measured primarily by the Company's North American automotive operations business performance; in the six-month fiscal period ended December 31, 1999, their performances were measured against company-wide standards. The Committee combines these standards of performance with the achievement of nonfinancial goals to compile a composite performance rating for the past year. This overall rating is then used to establish the salary for the next year as well as annual incentive payments for the prior year's performance. Total compensation of the Company's executive officers, including the chief executive officer, for calendar 1999 were therefore based, in large part, on the performance of the Company during fiscal 1999.

  Dr. Baumgardner's total compensation, including base salary, annual incentive award target, and stock options, is reviewed based on compensation for like sized companies in similar industries. It is further measured based on comparative performance of those comparison companies and the performance of Donnelly Corporation. The annual incentive opportunity (for 100% goal attainment) for Dr. Baumgardner is seventy percent of his base salary in a fiscal year and this incentive is based solely on company performance. For the first half of calendar year 1999 (the last six months of the 1999 fiscal year) that target was not achieved, due to overall Company performance. For the six months from July 4 to December 31, 1999 there was an improvement in Company performance and targets were exceeded for that period.

  The Company believes that stock options and stock ownership contribute to the aligning of employees' interests with those of shareholders. The Company's Stock Option Plans encourage stock ownership by employees by authorizing the grant of stock options to certain employees of the Company. The total number of stock options granted in each period is determined by the Stock Option Committee of the Board of Directors, comprised of Joan E. Donnelly, chair of the Committee, B. Patrick Donnelly III, Thomas E. Leonard, Gerald T. McNeive, Jr., and Rudolph B. Pruden. In determining the size of individual option grants, the Committee evaluates each employee's job responsibilities, competitive market practices, as well as the anticipated potential that individual has in contributing to the success of the Company. The Company also encourages stock ownership through participation in the Company's Employees' Stock Purchase Plan. This plan is available to most U.S.-based employees of the Company and permits employees to purchase shares of the Company's common stock at a 15% discount from the market price of such shares.

  The Compensation Committee continues to review the limitations on the deductibility for certain compensation paid to executive officers whose annual compensation exceeds $1,000,000, as imposed by (S) 162(m) of the Internal Revenue Code. To date, no officer has exceeded that level.

                            Compensation Committee
                         of the Board of Directors of
                             Donnelly Corporation

                        B. Patrick Donnelly, III, Chair
                      John A. Borden Arnold F. Brookstone
                      Joan E. Donnelly Rudolph B. Pruden

                            Executive Compensation

  The following table sets forth the annual and long-term compensation paid by the Company to its Chief Executive Officer and each of the Company's four most highly compensated executive officers (collectively referred to as the "Named Executives") for services rendered to the Company.

                          Summary Compensation Table

                                                                       Long-Term
                                                                      Compensation
                                        Annual Compensation              Awards
                                 -----------------------------------  ------------
                                                                         Stock
   Name and Principal    Fiscal                       Other Annual      Options      All Other
        Position         Year(1) Salary(2) Bonus(3)  Compensation (4)      (#)     Compensation(5)
--------------------------------------------------------------------------------------------------
J. Dwane Baumgardner,
 Ph.D.,.................  1999A  $440,003  $219,500          --          21,000        $8,540
 Chairman of the Board,   1999B   442,311         0          --          19,000         6,636
 Chief Executive Officer
  and                     1998    400,005         0          --          31,500         4,385
 President
John F. Donnelly, Jr.,..  1999A   275,018   181,538     $177,021(6)      12,000         4,299
 Chief Operating
  Officer,                1999B   271,842   127,875          --          10,000         3,074
 European Operations      1998    220,002    55,000          --          11,000         1,030
Donn J. Viola,..........  1999A   340,018   255,050          --          15,000         4,425
 Chief Operating
  Officer,                1999B   331,940   219,300          --          13,000         4,213
 North America
  Operations              1998    330,013   292,000          --          22,000         2,435
Scott E. Reed, (7)......  1999A   275,018   168,469          --          15,000         3,013
 Senior Vice President
  and                     1999B   231,649   140,938      125,000(8)      15,000         2,677
 Chief Financial Officer  1998        --        --           --             --            --
Russell B. Scaffede,....  1999A   255,008   156,144          --          10,000         3,689
 Senior Vice President    1999B   255,294   130,688          --           4,500         2,850
                          1998    187,790   115,000          --           7,500           842
--------------------------------------------------------------------------------------------------

(1) Effective July 4, 1999, the Company's fiscal year end changed from the Saturday nearest June 30 to December 31. The summary compensation information presented is for the twelve months ended December 31, 1999 ("1999A"), the fiscal year ended July 3, 1999 ("1999B") and the fiscal year ended June 27, 1998 ("1998"). Compensation paid to the Named Officers during the transition period between July 4 and December 31, 1999 is reflected in the 1999A period.

(2) Includes cash compensation plus compensation deferred during the respective years under the Company's 401(k) Savings Plan and Deferred Compensation Plan.

(3) Represents amounts paid under the Donnelly Scanlon Bonus and earned under the Executive Compensation Plan for performance during that year. The bonus for the 1999A period includes a pro-rated six-month portion for the first half of calendar year 1999, plus the transition period between July 4 and December 31, 1999.

(4) Donnelly has concluded that the aggregate amount of perquisites and other personal benefits paid in such period did not exceed the lesser of 10% of such officer's total annual salary and bonus for each of 1999A, 1999B and 1998, respectively, or $50,000. Such perquisites have not been included in the table.

(5) Payments included in these amounts for the twelve months ended December 31, 1999 consist of (a) amounts contributed by the Company to match a portion of the employees' contributions under the Company's 401(k) Savings Plan (J. Dwane Baumgardner--$1,904; John F. Donnelly, Jr.-- $1,852; Donn J. Viola $1,781; Scott E. Reed--$2,000; Russell B. Scaffede--$1,778); plus (b) insurance premiums paid by the Company with respect to term life insurance for the benefit of the named executive (J. Dwane Baumgardner--$6,636; John F. Donnelly, Jr.--$2,447; Donn J. Viola-- $2,644; Scott E. Reed--$1,013; Russell B. Scaffede--$1,911).

(6) Represents tax reimbursement of $122,442 and tuition reimbursement of $54,579 for expenses incurred in connection with Mr. Donnelly's acceptance of an overseas assignment.

(7)  Mr. Reed joined the Company on September 1, 1998.

(8)  Represents amount paid as a signing bonus.

  Option Grants in 1999. Shown below is information on grants of stock options pursuant to the Company's 1998 Stock Option Plan (the "Option Plan") during 1999 to the Named Executives.

                                                                      Potential Realizable
                                                                        Value at Assumed
                                      % of Total                         Annual Rates of
                           Number      Options                             Stock Price
                          Of Shares   Granted to                        Appreciation for
                         Underlying  Employees in Exercise               Option Term (3)
                           Options     Calendar    Price   Expiration ---------------------
          Name           Granted (1)     Year       (2)       Date        5%        10%
-------------------------------------------------------------------------------------------
J. Dwane Baumgardner....   21,000         15%     $15.4375  8-11-09   $  203,880 $  516,671
John F. Donnelly, Jr....   12,000          8%     $15.4375  8-11-09      116,503    295,241
Donn J. Viola...........   15,000         10%     $15.4375  8-11-09      145,628    369,051
Scott E. Reed...........   15,000         10%     $15.4375  8-11-09      145,628    369,051
Russell B. Scaffede.....   10,000          7%     $15.4375  8-11-09       97,086    246,034
-------------------------------------------------------------------------------------------

(1) These options become exercisable, so long as employment with the Company continues, for one-third of the shares on each anniversary of the grant date, beginning with the first anniversary of the grant date.

(2) The exercise price equals the closing market price of the Company's Class A Common Stock on the date of grant. The exercise price may be paid in cash and/or in shares of the Company's Class A Common Stock.

(3) These amounts are based on assumed rates of appreciation only. Actual gains, if any, on stock option exercises will be dependent on overall market conditions and on the future performance of the Company's Class A Common Stock. There can be no assurance that the amounts reflected in this table will be realized.

  Aggregated Stock Option Exercises in 1999 and Year-End Options Values. Shown below is information with respect to unexercised options to purchase shares of the Company's Class A Common Stock granted under the Company's stock option plans to the Named Executives and held by them at December 31, 1999. Options representing 12,500 shares of Class A Common Stock was exercised during 1999.

                                              Number of Shares Subject    Value of Unexercised
                                               To Unexercised Options    In-the-Money Options at
                           Shares             Held at December 31, 1999   December 31, 1999(1)
                          Acquired    Value   ------------------------- -------------------------
          Name           On Exercise Realized Exercisable Unexercisable Exercisable Unexercisable
-----------------------------------------------------------------------------------------------------
J. Dwane Baumgardner....   12,500    $90,531    131,438      21,000       $85,690        $ 0
John F. Donnelly, Jr....                         64,751      12,000        50,625          0
Donn J. Viola...........                         47,500      15,000        16,250          0
Scott E. Reed...........                         15,000      15,000             0          0
Russell B. Scaffede.....                         16,688      10,000             0          0
-----------------------------------------------------------------------------------------------------

(1) The value of unexercised options reflects the increase in market value of the Company Class A Common Stock from the date of grant through December 31, 1999 (when the closing price of the Company's Class A Common Stock was $14.00 per share.) Value actually realized upon exercise by the Named Executives will depend on the value of the Company's Class A Common Stock at the time of exercise.

  Pension Plan Table. The following table shows the estimated annual benefits payable upon normal retirement to persons in specified compensation and years of service classifications under the Company's defined benefit plan and the Company's Supplemental Retirement Plan (the "Supplemental Plan"). The Supplemental Plan provides additional benefits only to those employees whose projected retirement benefits under the Company's defined benefit plan are restricted by the Internal Revenue Code (the "Code"). The Code limits compensation that may be considered for qualified pension plan purposes and also limits annual benefits that may be paid under qualified plans. The Supplemental Plan is designed to provide participants with benefits, on a nonqualified basis, so that their total retirement benefits under the Company's pension plan and the Supplemental Plan will be equal to the benefits they would have received under the Company's pension plan if the limitations of the Code did not apply.

                                                Benefits Based Upon Years of
                                                         Service at
                                                  Normal Retirement Age (2)(3)
  Final Average                              ----------------------------------
      Annual                                   10
 Compensation (1)                             Years  20 Years 30 Years 35 Years
-------------------------------------------------------------------------------
  $120,000.................................. $15,000 $ 31,000 $ 46,000 $ 54,000
   200,000..................................  28,000   56,000   83,000   97,000
   280,000..................................  40,000   80,000  121,000  141,000
   360,000..................................  53,000  105,000  158,000  184,000
   440,000..................................  65,000  130,000  195,000  228,000
   520,000..................................  77,000  155,000  232,000  271,000
   600,000..................................  90,000  180,000  269,000  314,000
-------------------------------------------------------------------------------

(1) The final average annual compensation is determined under the defined benefit plan and the Supplemental Plan by the average of the five highest consecutive years of annual compensation (including salary and bonus payments as referenced in the Summary Compensation Table) during the last ten years of employment, subject to a maximum of $160,000 for 1999, for computing benefits under the Company's defined benefit plan.

(2) The Named Executives have credited years of service under the defined benefit plan and the Supplemental Plan as follows: J. Dwane Baumgardner-- 30 years; John F. Donnelly, Jr.--22 years; Donn J. Viola--3 years; Scott
    E. Reed--0 years; Russell B. Scaffede--4 years.

(3) Amounts in excess of $130,000, as limited by Section 415 of the Code, would be paid pursuant to the Supplemental Plan. Benefits shown in the table are computed as a straight life annuity beginning at age 66 and are not subject to any deduction for social security benefits or other offset amounts.

  The Company provides group health and life insurance benefits and supplemental unemployment benefits to its regular employees, including executive officers. The Company also maintains a 401(k) salary savings plan in which all regular employees of the Company are eligible to participate and to which the Company provides matching contributions of 25% on up to 5% of eligible compensation.

  Security Ownership of Management. The following table shows, as of March 20, 2000, the number of shares beneficially owned by each of the Named Executives identified in the executive compensation tables of this proxy statement and by all Directors and Executive Officers as a group. Except as described in notes following the table, the following persons have sole voting and dispositive power as to all of their respective shares.

                                                                         Percent of
                         Amount and Nature of        Percent of Each       Common
Name                     Beneficial Ownership        Class of Stock      Equity (2)
-----------------------------------------------------------------------------------
                         Class A (1)   Class B     Class A (2) Class B
                         -----------  ---------    ----------  --------
J. Dwane Baumgardner....   183,766          --          2.7%        -- %      1.8%
John F. Donnelly, Jr....   105,887(3)   110,471(3)      1.6         2.7       2.1
Donn J. Viola...........    47,500          --            *         --          *
Scott E. Reed...........    21,089          --            *         --          *
Russell B. Scaffede.....    16,688          --            *         --          *
All Executive Officers
 and Directors as a
 Group (17 persons).....   939,677    1,078,384        14.0        26.1      19.9
-----------------------------------------------------------------------------------

* Denotes ownership of less than one percent.
(1) Includes the following number of shares with respect to which the Named Executives have the right to acquire beneficial ownership under stock options exercisable in 60 days: Dr. Baumgardner--131,438; Mr. Donnelly-- 64,749; Mr. Viola--47,500; Mr. Reed--15,000; and Mr. Scaffede--16,688.

(2) Calculated based on the number of shares outstanding plus 548,713 shares with respect to which officers and directors have the right to acquire beneficial ownership under stock options exercisable within 60 days.

(3) Includes (i) 976 A Shares and 1,366 B Shares owned by his wife, Banba Donnelly, as to which Mr. Donnelly disclaims beneficial ownership, and
    (ii) 1,952 A Shares and 1,366 B Shares owned by Mr. Donnelly as custodian for his children.

                      SHAREHOLDER RETURN PERFORMANCE GRAPH

  Set forth below is a line graph comparing the cumulative total shareholder return on the Company's Common Stock with the cumulative total return of the Russell 2000 Index and the Dow Jones Other Auto Parts Index. In July 1999, the Company's fiscal year end changed from the Saturday nearest June 30 to December
31. Therefore, the graph below shows the cumulative total return as of the end of each of the five years in the period ended June 30, 1999, and the six-month transition period ended December 31, 1999. The graph assumes the investment of $100 on June 30, 1994 in the Company's Common Stock, the Russell 2000 Index and the Dow Jones Other Auto Parts Index with dividends reinvested (the Dow Jones Automobile Parts Index used in previous proxy statements no longer exists).

                     COMPARISON OF FIVE YEAR TOTAL RETURNS
            AMONG THE DONNELLY CORPORATION, THE RUSSELL 2000 INDEX,
                    AND THE DOW JONES OTHER AUTO PARTS INDEX

                              [PERFORMANCE GRAPH]

Source: Research Data Group, Inc.

                             CERTAIN TRANSACTIONS

  Pursuant to a 1972 agreement (the "1972 Agreement") between the Company and five principal shareholders, the Company agreed to purchase, upon the death of any of those shareholders, an amount of the Company's 7 1/2% preferred stock, $10 par value per share, equal to the lesser of $200,000 or the total estate tax and cost of administration of the shareholder's estate. The purchase price for the 7 1/2% preferred stock is $10 per share, its par value. The 1972 Agreement remains in effect with one shareholder, Bernard P. Donnelly, Jr., who owns 40,000 shares of the 7 1/2% preferred stock and who also owns more than 5% of the common equity of the Company. See "Voting Securities and Principal Holders Thereof."

  The holders of the Company's Class B Common Stock also own shares of Donnelly Export Corporation, a shareholder Domestic International Sales Corporation under the Internal Revenue Code which has been designed to reduce the income tax liability of the Company. The shares of Donnelly Export Corporation are owned entirely by the holders of the Class B Common Stock of the Company. The holders of Class B Common Stock hold, for every 175 such shares, 16 shares of common stock of Donnelly Export Corporation. Donnelly Export Corporation does not provide the holders of Class B Common Stock any financial advantage over holders of the Class A Common Stock. The shareholders of Donnelly Export Corporation are not entitled to vote on issues voted upon by the Company's shareholders.

  The above Notice and Proxy Statement are sent by order of the Board of Directors.

April 3, 2000.

                                          J. Dwane Baumgardner
                                          CHAIRMAN OF THE BOARD

--------------------------------------------------------------------------------

The Company's Annual Report on Form 10-K containing certified financial statements for the transition period from July 4, 1999 to December 31, 1999 is being mailed to the shareholders with these materials.

--------------------------------------------------------------------------------

                             DONNELLY CORPORATION
              49 WEST THIRD STREET, HOLLAND, MICHIGAN 49423-2813
                         PROXY - CLASS A COMMON STOCK

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints J. Dwane Baumgardner and Maryam Komejan as Proxies, each with the power to appoint their substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Class A Common Stock of Donnelly Corporation held of record by the undersigned on March 20, 2000, at the annual meeting of shareholders to be held May 16, 2000, and at any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1.

                     (Continued and to be signed and dated on the Reverse Side.)

                                                     DONNELLY CORORATION
                                                     P.O. BOX 11041
                                                     NEW YORK, N.Y. 10203-0041

       [   ]

1. Directors to be elected by holders of Class A Common Stock
   FOR all nominees listed below     [X]          WITHHOLD AUTHORITY to vote        [X]         EXCEPTIONS      [X]
                                                  for all nominees listed below
(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE MARK THE "EXCEPTIONS" BOX AND STRIKE A LINE THROUGH THE
NOMINEE'S NAME IN THE LIST BELOW.)

                                       John A. Borden, R. Eugene Goodson, Donald R. Uhlmann


2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                                                                                                     Change of Address and or   [X]
                                                                                                     Comments, Mark Here

                                                                          Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as
                                                                          attorney, executor, administrator, trustee or guardian,
                                                                          please give full title as such. If a corporation, please
                                                                          sign in full corporate name by president or other
                                                                          authorized officer. If a partnership, please sign in
                                                                          partnership name by authorized person.

                                                                          DATED:                                             , 2000
                                                                                ---------------------------------------------

                                                                          ---------------------------------------------------------
                                                                                                Signature

                                                                          ---------------------------------------------------------
                                                                                         Signature if held jointly

        PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY        VOTES MUST BE INDICATED
        USING THE ENCLOSED ENVELOPE.                                      (X) IN BLACK OR BLUE INK      [X]

                             DONNELLY CORPORATION
              49 West Third Street, Holland, Michigan 49423-2813
                         PROXY - CLASS B COMMON STOCK

          This Proxy is solicited on behalf of the Board of Directors

     The undersigned hereby appoints J. Dwane Baumgardner and Maryam Komejan as Proxies, each with the power to appoint their substitute, and hereby authorized them to represent nd to vote, as designated below, all the shares of Class B Common Stock of Donnelly Corporation held of record by the undersigned on March 20, 2000, at the annual meeting of shareholders to be held May 16, 2000, and at any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR all nominees listed in Proposal l.

                     (Continued and to be signed and dated on the Reverse Side.)

                                         DONNELLY CORPORATION
                                         P.O. BOX 11041
                                         NEW YORK, N.Y. 10203-0041

         [    ]

1. Directors to be elected by holders of Class B Common Stock
   Holders of Class B Common Stock have 10 votes per share and have the right to cumulate their votes in the election of directors to be elected by that class. (See enclosed instructions.) PLEASE VOTE EITHER IN SUBSECTION A OR SUBSECTION B, BUT NOT BOTH.

                                                     A. NON-CUMULATIVE VOTING.

                   If desired, a holder may vote for or against all nominees by checking one of the boxes below

   FOR all nominees listed below     [X]       WITHHOLD AUTHORITY to vote    [X]       EXCEPTIONS    [X]
                                               for all nominees listed below

(INSTRUCTION: IF NOT CUMULATING YOUR VOTES, TO WITHHOLD AUTHORITY TO VOTE FOR A  NOMINEE, STRIKE THAT NOMINEE'S NAME FROM THE LIST
BELOW.)
                        J Baumgardner, A. Brookstone, B.P. Donnelly, T. Leonard, G. McNeive Jr., R. Pruden

                        B. CUMULATIVE VOTING (DO NOT VOTE HERE IF YOU HAVE ALREADY VOTED IN SUBSECTION A).
To cumulate votes, write in the number of votes you wish to cast for a nominee opposite his or her name.
    J. Baumgardner      B.P. Donnelly       T. Leonard       R. Pruden
----               -----               -----            -----
    A. Brookstone       J. Donnelly         G. McNeive, Jr.
----               -----               -----

2. In their discretion, the Proxies are authorized to vote upon such other business as properly come before the meeting.

                                                                                                Change of Address and or
                                                                                                Comments, Mark Here

                                                                            Please sign exactly as name appears below. When shares
                                                                            are held by joint tenants, both should sign. When
                                                                            signing as attorney, executor, administrator, trustee or
                                                                            guardian, please give full title as such. If a
                                                                            corporation, please sign in full corporate name by
                                                                            president or other authorized officer. If a partnership,
                                                                            please sign in partnership name by authorized person.


                                                                            DATED:                                           , 2000
                                                                                  -------------------------------------------

                                                                            -------------------------------------------------------
                                                                                                  Signature

                                                                            -------------------------------------------------------
                                                                                           Signature if held jointly

                                                                            VOTES MUST BE INDICATED
                                                                            (X) IN BLACK OR BLUE INK.    [X]

   PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
   USING THE ENCLOSED ENVELOPE.

                Instructions for Voting of Class B Common Stock

  Holders of the Class B Common Stock of Donnelly Corporation have 10 votes per share and also have the right to cumulate their votes in the election of directors to be elected by that class. At the 2000 Annual Meeting, the Class B Common Stock will elect 7 directors. The right to cumulate votes means that holders of Class B Common Stock, instead of spreading their votes equally among all 7 nominees, may cast all of their votes for one nominee or otherwise cast the votes on a disproportionate basis among the nominees.

  A holder's total number of votes is equal to the number of shares of Class B Common Stock held times 10 times 7. For example, if a holder owns 500 shares, his or her total number of votes in the election of directors will be 35,000. These votes may be distributed among the nominees however the holder desires. For example, again assuming 35,000 votes (based upon ownership of 500 shares), a holder may cast all 35,000 votes for one nominee, cast the votes in some other combination disproportionately among the nominees or cast a blanket vote for all nominees (in which case each nominee would get 5,000 votes).

  The enclosed yellow proxy explains what a holder must do in order to cumulate votes and also what a holder must do to simply vote for all the nominees or to withhold authority for all the nominees. The proxy permits a holder to either vote without cumulating votes or to cumulate votes.